UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2019

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing, Suite 250 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Sterling Construction Company, Inc. (the “Company”) is furnishing presentation materials regarding the Company’s business and financial performance that it has used, in whole or in part, at a presentation to investors. The presentation used is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company is not undertaking to update this presentation.

The information contained in this current report on Form 8-K, including the exhibit, is being “furnished” and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Sterling Investor Presentation - March 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.

Date: March 18, 2019	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Sterling Investor Presentation - March 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Construction Company, Inc.

By:	/s/ Ronald A. Ballschmiede
Ron A. Ballschmiede
Chief Financial Officer

Date: March 18, 2019